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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (date of earliest event reported): January 20, 1999


                           WESTERN COUNTRY CLUBS, INC.
             (Exact name of registrant as specified in its charter)


                                    Colorado
         (State or other jurisdiction of incorporation or organization)


             000-24058                                84-1131343
      (Commission File Number)           (I.R.S. Employer Identification No.)

               1601 N.W. Expressway, Suite 1610
                   Oklahoma City, Oklahoma                    73118
           (Address of principal executive offices)         (Zip Code)

        Registrant's telephone number, including area code: 405-848-0996


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Item 4.  Changes in Registrant's Certifying Accountants



     On January 20, 1999, the Board of Directors of Western Country Clubs, Inc. (the "Company") dismissed HLB Gross Collins, P.C., Atlanta, Georgia ("Gross Collins"), as the Company's auditors and concurrently directed management to engaged Gray & Northcutt, Inc., Oklahoma City, Oklahoma ("Gray & Northcutt"), to audit the Company's consolidated financial statements as of and for the year ending December 31, 1998.

     The reports of Gross Collins on the Company's financial statements for the past two fiscal years ended December 31, 1997 and 1996, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1997 and 1996, and in the subsequent interim periods, there were no disagreements with Gross Collins on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures. which, if not resolved to the satisfaction of Gross Collins, would have caused Gross Collins to make reference to the matter in their reports, and there were no reportable events under paragraph (a)(1)(v) of Regulation S-K, as promulgated by the Securities and Exchange Commission.

     During the two most recent fiscal years ended December 31, 1997 and during the subsequent interim period prior to engaging Gray & Northcutt, neither the Company nor someone on the Company's behalf consulted with Gray & Northcutt regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

     The predecessor auditor informed the Company of the existence of no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

     The Company has requested Gross Collins to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated January ___, 1999, is filed as Exhibit 16 to this Form 8-K.

Item 7.  Exhibits

(a)      The following exhibit is filed with this report:

               16.1 Letter from HLB Gross Collins, P.C.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                                     Western Country Clubs, Inc.


                                           /s/ James E. Blacketer
                                     ----------------------------------------
                                     James E. Blacketer, Chief Executive Officer
                                     and Chief Financial Officer

Date:  January 22 1999





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                                  EXHIBIT INDEX



                                                               Sequentially
  Exh. No.                       Exhibit Name                  Numbered Page
 ---------                       ------------                 ---------------
    16.1             Letter from HLB Gross Collins, P.C.             5